Summary Prospectus Supplement	February 14, 2019

Putnam VT International Equity Fund
Summary Prospectus dated April 30, 2018

Effective February 28, 2019, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Sub-advisors

Putnam Investments Limited

The Putnam Advisory Company, LLC*

Portfolio manager

Vivek Gandhi, Portfolio Manager, portfolio manager of the fund since 2018

* Though the investment advisor has retained the services of The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.

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